UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

Gen-Probe Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49834	33-0044608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10210 Genetic Center Drive San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 410-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01.	Other Events.

On April 30, 2012, in connection with the proposed acquisition (the “Proposed Acquisition”) of Gen-Probe Incorporated (“Gen-Probe”) by Hologic, Inc. (“Hologic”), Carl W. Hull, Chairman and Chief Executive Officer of Gen-Probe, delivered an email communication to all employees of Gen-Probe. The text of the email sent to Gen-Probe’s employees as well as the attachment delivered therewith are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

On April 30, 2012, Hologic and Gen-Probe held a joint investor conference call regarding the Proposed Acquisition. On the joint investor conference call, Hologic and Gen-Probe discussed certain financial and other information relating to the Proposed Acquisition. The slide presentation that was made available in connection with the joint investor conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Additional Information and Where You Can Find It

In connection with the proposed transaction, Gen-Probe will file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). GEN-PROBE URGES INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEN-PROBE AND THE PROPOSED TRANSACTION. Investors may obtain free copies of the proxy statement (when available) as well as other filed documents containing information about Gen-Probe at http://www.sec.gov, the SEC’s free internet site. Free copies of Gen-Probe’s SEC filings including the proxy statement (when available) are also available on Gen-Probe’s internet site at http://www.gen-probe.com under “Investors.”

Gen-Probe and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Gen-Probe’s stockholders with respect to the proposed transaction. Information regarding the officers and directors of Gen-Probe is included in the Definitive Proxy Statement on Schedule 14A filed with the SEC on April 5, 2012 with respect to Gen-Probe’s 2012 Annual Meeting of Stockholders. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Current Report:

99.1	Email Communication and attachments delivered therewith from Carl W. Hull, Chairman and Chief Executive Officer, to Employees, dated April 30, 2012.

99.2	Slide Presentation made available in connection with Investor Conference Call held on April 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2012	GEN-PROBE INCORPORATED

	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit Number	Description

99.1	Email Communication and attachments delivered therewith from Carl W. Hull, Chairman and Chief Executive Officer, to Employees, dated April 30, 2012.

99.2	Slide Presentation made available in connection with Investor Conference Call held on April 30, 2012.